EXHIBIT 32

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Quarterly Report of Nelnet, Inc. and subsidiaries (the "Company") on Form 10-Q for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

               1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  May 17, 2004                       By:    /s/ Michael S. Dunlap
                                          -------------------------------------
                                          Name:   Michael S. Dunlap
                                          Title:  Chairman and Co-Chief
                                                  Executive Officer

                                          By:     /s/ Stephen F. Butterfield
                                          -------------------------------------
                                          Name:   Stephen F. Butterfield
                                          Title:  Vice-Chairman and Co-Chief
                                                  Executive Officer


                                          By:  /s/ Terry J. Heimes
                                          --------------------------------------
                                          Name:   Terry J. Heimes
                                          Title:  Chief Financial Officer